UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2019

SUNCOKE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35782	35-2451470
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	SXCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 28, 2019, SunCoke Energy Partners, L.P., a Delaware limited partnership (“SXCP”) completed its previously announced merger with SC Energy Acquisition LLC (“Merger Sub”), a Delaware limited liability company and a wholly owned subsidiary of SunCoke Energy, Inc., a Delaware corporation (“SunCoke”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated February 4, 2019, by and among SunCoke, Merger Sub, SXCP and SunCoke Energy Partners GP LLC, a Delaware limited liability company and the general partner of SXCP (“SXCP General Partner”), whereby Merger Sub merged with and into SXCP, and SXCP continued as the surviving entity (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger, each outstanding common unit representing limited partner interests in SXCP (the “SXCP Common Units”) held by a unitholder other than SunCoke, and/or entities that are partially or wholly owned and directly or indirectly controlled by SunCoke, including Merger Sub, Sun Coal & Coke LLC and SXCP (the “SXCP Public Units”), was converted into the right to receive (x) 1.40 shares of validly issued, fully paid and non-assessable SunCoke common stock, par value $1.00 per share (the “Parent Common Stock”) and (y) a fraction of a share of Parent Common Stock equal to the product of (aa) the number of days beginning with the first day of the most recent full calendar quarter with respect to which an SXCP unitholder distribution record date has not occurred (or, if there is no such full calendar quarter, then beginning with the first day of the partial calendar quarter in which the Closing (as defined in the Merger Agreement) occurs), and ending on the day immediately prior to the Closing, multiplied by (bb) a daily distribution rate that is equal to the quotient of the most recent regular quarterly cash distribution paid by SXCP divided by 90, such product divided by $10.91 ((x) and (y) collectively, the “Merger Consideration”). Upon being converted into the right to receive the Merger Consideration, all SXCP Public Units were canceled.

The above description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to SXCP’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2019, and the terms of which are incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 28, 2019, in connection with the consummation of the Merger, SXCP (i) notified the New York Stock Exchange (the “NYSE”) that each outstanding SXCP Common Unit was canceled and (ii) requested that the NYSE file a notification of removal from listing on Form 25 with the SEC with respect to the SXCP Common Units. The trading of the SXCP Common Units on the NYSE was suspended before the opening of the market on June 28, 2019. SXCP intends to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934 (the “Exchange Act”), requesting the deregistration of the SXCP Common Units and the suspension of SXCP’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

Under the terms of the Merger Agreement, upon the effective time of the Merger, each outstanding SXCP Public Unit was cancelled and converted into the right to receive the Merger Consideration.

In connection with the Merger and at the effective time of the Merger, holders of SXCP Public Units immediately prior to such time ceased to have any rights as unitholders in SXCP (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

The descriptions of the Merger and the Merger Agreement in Item 2.01 and the delisting and deregistration of the SXCP Common Units in Item 3.01 are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2019, in connection with the Closing (as defined in the Merger Agreement), Alvin Bledsoe, Martha Z. Carnes, and John W. Somerhalder II, each an independent director of the SXCP General Partner, resigned as of the effective time of the Merger. The members of the SXCP General Partner board of directors immediately after the effective time of the Merger were: Michael G. Rippey (Chairman), Katherine T. Gates, P. Michael Hardesty and Fay West.

Item 7.01.	Regulation FD Disclosure.

On June 28, 2019, SXCP and SunCoke issued a joint press release announcing the consummation of the Merger. A copy of the joint press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report being furnished pursuant to Items 7.01 and 9.01 of Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act, or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of February 4, 2019, by and among SunCoke Energy, Inc., SC Energy Acquisition LLC, SunCoke Energy Partners, L.P., and SunCoke Energy Partners GP LLC (incorporated by reference to Exhibit 2.1 to SunCoke Energy Partners, L.P.’s Current Report on Form 8-K filed on February 5, 2019 (File No. 001-35782)).

10.1	Support Agreement, dated as of February 4, 2019, by and between SunCoke Energy Partners, L.P. and Sun Coal & Coke LLC (incorporated by reference to Exhibit 10.1 to SunCoke Energy Partners, L.P.’s Current Report on Form 8-K filed on February 5, 2019 (File No. 001-35782)).

99.1	Press Release, dated June 28, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY PARTNERS, L.P.

By:	SunCoke Energy Partners GP LLC, its General Partner

By:	/s/ Fay West
Fay West
Senior Vice President and Chief Financial Officer

DATED: June 28, 2019

4